Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 16 Copyright © 2001-2016 FactSet CallStreet, LLC 27-Oct-2016 Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2016 FactSet CallStreet, LLC CORPORATE PARTICIPANTS Maureen B. Short SVP-Finance, Investor Relations & Treasury, Rent-A-Center, Inc. Robert Dale Davis Chief Executive Officer & Director, Rent-A-Center, Inc. Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. ... OTHER PARTICIPANTS Bradley B. Thomas Analyst, KeyBanc Capital Markets, Inc. Laura Champine Analyst, Roe Equity Research Kyle Joseph Analyst, Jefferies LLC Carla M. Casella Analyst, JPMorgan Securities LLC Karru Martinson Senior Vice President, Jefferies LLC William Michael Reuter Analyst, Bank of America Merrill Lynch Hale Holden Analyst, Barclays Capital, Inc. Dillard Watt Analyst, Stifel, Nicolaus & Co., Inc. Grant Jordan Analyst, Wells Fargo Securities LLC ... MANAGEMENT DISCUSSION SECTION Operator: Good morning, and thank you for holding. Welcome to Rent-A-Center's Third Quarter Earnings Release Conference Call. At this time, all participants are in a listen-only mode. Following today's presentation, we will conduct a question-and-answer session. [Operator Instructions] As a reminder, this conference is being recorded, Thursday, October 27, 2016. Your speakers today are Mr. Robert Davis, Chief Executive Officer of Rent-A-Center; Guy Constant, Executive Vice President, Finance and Chief Financial Officer; and Ms. Maureen Short, Senior Vice President, Finance, Investor Relations and Treasury. I would now like to turn the conference over to Ms. Short. Please go ahead, ma'am. ... Maureen B. Short SVP-Finance, Investor Relations & Treasury, Rent-A-Center, Inc. Thank you, Shelby. Good morning, everyone and thank you for joining us. Our earnings release was distributed after market close yesterday, which outlines our operational and financial results for the third quarter of 2016. All related materials are available on our website at investor.rentacenter.com.

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2016 FactSet CallStreet, LLC As a reminder, some of the statements provided on this call are forward-looking statements, which are subject to many factors that could cause actual results to differ materially from our expectations. Rent -A-Center undertakes no obligation to publicly update or revise any forward-looking statements. These factors are described in our earnings release issued yesterday, as well as in the company's SEC filings. I'd now like to turn the conference call over to Robert. Robert? ... Robert Dale Davis Chief Executive Officer & Director, Rent-A-Center, Inc. Thank you, Maureen. Good morning, everyone and thank you for joining us. As previously announced, our third quarter operating results were negatively impacted by unexpected capacity related system outages following the full implementation of our new store information management system within our Core U.S. stores. Consequently, I am terribly disappointed in the results for the quarter, both top and bottom-line. Before we discuss our financial performance, I'd like to first explain more about the system issues we had experienced, what we have done to fix the issues, and where we stand today. First, I think it's important to note that the new system supports all key functions in our stores including not just taking payments like a traditional point of sale system, but also managing collections, customer records, inventory management, pricing, customer relationship management to name a few. If you recall, we paused the rollout of the system in Q1 so that we could address opportunity areas related to the functionalities of the system and its ease-of-use by our coworkers because we were seeing a greater than expected impact to operating results. As previously stated, those modifications were successfully implemented, giving us the confidence to proceed with the rollout in Q2. During this transition period, prior to the third quarter, expansive training was conducted in order to ensure coworkers were adequately trained on the new system. However, as with any major system change, during the training and while coworkers were getting up to s peed on the new system, there was an absorption period which took time away for performing sales and collections activities. Around the time that the last stores went live on our new system, we experienced unexpected capacity -related system slowness and outages, which we attributed to the increased usage of the system. When the system was down which was typically during our peak days and hours, we could not take electronic payments. Another key activity such as our account management process was severely l imited by the system issues. Within the rent-to- own business, these collections activities are a critical business process that enables us to serve financially challenged customers by helping them stay on track with payments and mitigate losses. Stores typically made hundreds of calls every week to contact customers in order to manage collections appropriately. As a result of the system outages in the third quarter, many customers that rely on phone calls to make payments electronically over the phone or as a reminder that their payment is due, fell behind on their agreements. This situation resulted in less revenue collected from customers in the current period and a lower portfolio of balance of customers, and some were not able to catch up on their payments and instead returned the product. We have been working diligently to recoup the revenue from past due customers and have, in many cases, provided temporary relief from past due amounts in order to hold on to our customers. Additional training on account management best practices and how to work with customers during this difficult time has been rolled out to the field and our collection metrics have improved significantly over the last several weeks. In fact, the percentage of past due accounts, over the course of the last six weeks have been lowered or better than the same period last year. This is very encouraging result as we enter this important fourth quarter.

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2016 FactSet CallStreet, LLC As issues are identified that have caused outages, we have been able to quickly address them. Several software releases have been implemented to improve stability and additional hardware capacity has been added to help mitigate the over utilization issues. Towards the end of the third quarter, we went several weeks with significant improvement in system availability and a reduced frequency of system outages. However, over the past two weeks, on a couple of instances, we had experienced system slowness and outages, similar though of shorter duration to what we saw earlier in the third quarter. Although the recent instances of system slowness and outages, we believe, have been less impactful, we cannot assume additional disruptions will not occur. The team continues to proactively look for near-term and long-term opportunities that will limit the frequency and impact of system issues. I do feel confident in the team's ability to respond quickly to issues [ph] that arise (6:01) and believe that we are making progress on improving the system stability. Moving to the business, in order to help build back up our portfolio as we head into a very important fourth quarter, we held a clearance event to improve our product assortment and mix. We typically held similar events during the third quarter but we decided to extend the event longer this year. This allowed us to move through older, previously rented products and increase our mix of new products. Although, this action impacted our Core gross margins, which has been improving due to our supply chain issue, we believe we are better positioned to serve our customers by providing a more optimal assortment of product over the next several quarters. Another way we are improving the customer experience is by adding an online channel. I am pleased to announce that we are substantially complete with the nationwide rollout of e-commerce. Customers now have the ability to fully transact with Rent-A-Center online without going into our stores. Initially, we are offering a limited number of products, but we will expand other products in the future. We believe the online channel will provide a positive end-to-end customer experience and generate new customers. In fact, so far, we have seen that the majority of the customers that have transacted with us online are new to Rent -A-Center. I'm proud the e- commerce team was able to complete the rollout in time for our peak holiday season. Furthermore, I remain optimistic with regards to our Acceptance Now national accounts team in readying our organization for piloting with several large national retailers. Our B2B sales team has created a strong pipeline of opportunities for the Acceptance Now business including several retailers with national scale. Meanwhile, Acceptance Now has also opened 100 additional main locations that are not with national retailers during the course of the year. So, growth is in the pipeline and forthcoming. The team is evaluating new ways to innovate our business model in order to fit the unique needs of large national retail partners. We are enthusiastic about these opportunities, and I continue to believe our business model provides a superior customer experience to both the retailer and the end consumer. In light of the ongoing impact of the lower portfolio of balance in Core stores at the end of the quarter and the unexpected catastrophe-related system outages, we now expect non-GAAP diluted earnings per share of $1.05 to $1.15 through the full year of 2016. We spent a good deal of time so far discussing the challenges related to the system outages and their impact on Q3 results. This is, as it should be, given the impact of the business. However, I would be remiss if I didn't take a brief moment to discuss the areas where significant improvements have occurred and how those improvements have set us up for a better performance in the future. New leadership in our core business has immediately had a positive impact on coworker morale and a renewed focus on effective account management that is already showing up in improved collections metrics. It also has opened up our thinking around investing in our coworkers in the form of new training, incentive pay for improved performance and customer engagement that will leverage the great relationships that we have with our customers into sustainable improvements in performance.

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2016 FactSet CallStreet, LLC Enabled by the clearance event in Q3 in our new sourcing model, our inventory position heading into the fourth quarter is as good as it has been in years, setting us up for a very important period of time over the next two quarters as we look to rebuild our customer portfolio. Our e-commerce platform is in place and it's poised to provide an additional layer of sales, driven primarily through new customer acquisition. That will help us to reverse the declines of the past few quarters. Gross margins in all of our businesses are up, driven by better sourcing of product in the core and improved economics in Acceptance Now. Losses excluding the system related impact in Q3 have remained historically low in the quarter, owing to the effectiveness of our collections model. And losses are on the mend in Acceptance Now, with even more tools becoming available to drive further improvements in the future. Our Mexico business has delivered another quarter of profitability in Q3 and is poised to continue on its positive trajectory. Our balance sheet is strong with an undrawn revolver and $130 million in cash on the balance sheet with strong, recurring cash flows. I outline these positives not to have you think we are any less understanding of the seriousness of the recent system challenges, we know the impact it has had and we're working diligently to provide a stable platform for our coworkers and our customers. I just wanted to take a moment to outline the areas where our coworkers have made improvements and acknowledge the role that they will play in moving our business forward, as we continue to address the current challenges we are facing. This work is what fuels the optimism I have in the future success of the business. I'd also like to thank our coworkers who have worked diligently through the operational challenges, in order to better serve our customers. My deepest, heartfelt thanks goes out to all of you. I'd now like to turn the call over to Guy to discuss our financial performance. Guy? ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. Thanks, Robert. Good morning, everyone. This morning, I will walk you through the highlights of our financial results for the third quarter. I'd also like to mention, as I refer to our third quarter performance, either this year or last, all numbers will be presented on a recurring basis excluding special items. As outlined in the release, consolidated total revenues were $693.9 million which represents a 12.3% decrease versus last year. This decrease was driven primarily by a Core same-store sales decline of 12%. Our total U.S. same-store sales combining the Acceptance Now and Core U.S. segments decreased 8.7% versus a year ago. And on a two-year basis, U.S. same-store sales decreased 3.5%. Looking at sales performance in our Core U.S. segment more closely, total revenues were down 16.3% driven by a same-store sales decline of 12% and an 8.5% reduction in store count from the prior year. The same-store sales decline was primarily due to the accelerated rollouts of our point of sale systems, the unexpected capacity - related system outages, and weakness in our electronics categories. In the Acceptance Now segment, revenue was down 1.1% driven by our same-store sales decline of 0.9% and a 6.5% reduction in our staffed store locations offset by results from our direct locations. Consolidated gross profit was $457.2 million and gross profit margin was 65.9%. While all three of our company -owned operating segments experienced increases in gross margin year-over-year, on a consolidated basis, this number was lower due to the higher mix of business coming from Acceptance Now.

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2016 FactSet CallStreet, LLC In the Core U.S. segment, gross profit margin was 71.2%, 10 basis points better than a year ago. The gross profit margin was positively impacted by the continued growth in the mix of more efficiently sourced product in the Core portfolio, improved merchandise sales margins as a result of fewer smartphone sales, and a continued reduction in the smartphone loss reserve, offset by a clearance event focused on previously rented inventory. In our Acceptance Now segment, third quarter gross margin was 53.0%, up 110 basis points from last year. This increase was driven by our focus on driving profitable sales, particularly related to improved profitability of the 90- day program, offset partially by the effort to cure our past due accounts through targeted discounting of early purchase options. Consolidated store labor, which includes the expenses associated with coworkers at our stores and at the district manager level, increased 40 basis points to 27.1%. Other store expenses which include expenses related to occupancy, losses, advertising, delivery cost, and utilities increased 270 basis points to 28.3%. In our Core U.S. segment, store labor expense was down approximately $20.4 million, but worsened by 140 basis points due to sales deleverage. Other store expenses were also down, $8.1 million but also deleveraged 400 basis points from the prior year. Our Core skip/stolen losses were 4.7% in the quarter compared to 3.4% last year, a result that was expected given the collections issues stemming from the rollout of the new store information management system. Charge-offs have already normalized through October. So, we expect to approach more historical loss rates for Q4. In our Acceptance Now segment, labor as a percent of sales, improved by 130 basis points due to increases in productivity. However, other store expenses increased 170 basis points versus the prior year, driven by an increase in our technology investments and an increase in skip/stolen losses. We've seen a marked improvement in skip/stolen losses since last quarter as our year-over-year gap has improved from 240 basis points a quarter ago to 20 basis points this quarter. But we do expect that number to tick back up a little bit in Q4. While we are encouraged by the change in trend, we continue to work on several initiatives aimed at mitigating skip/stolen risk into the future, among those include advancements in our customer approval and relationship management processes. And in addition, we're also in the early innings of testing a centralized account management. On a consolidated basis, we delivered operating margins of 2.5% in the third quarter, representing a year-over- year decline of 410 basis points. Declines in the core business were offset by a 50-basis-point improvement in the operating margin for our Acceptance Now segment. Consolidated EBITDA margin was at 5.4% or down 370 basis points from a year ago. As for the balance sheet, we ended the quarter with consolidated inventory on rent down approximately 11% or $95 million versus a year ago. The decline was due primarily to a drop in inventory on rent in the Core segment, which was down 16.6% or $83 million. The key drivers were a $33 million reduction in smartphone inventory, an 8.5% reduction in store count, lower purchase costs brought about by our supply chain initiative, and lower same- store sales. In the Acceptance Now segment, inventory on rent declined $7.6 million or 2.3%, which represents the smaller decline than seen a quarter ago by approximately 340 basis points. This gap has now closed for two consecutive quarters. The key driver of this decline is due to lower ticket in our retail locations resulting from refinements in the customer approval process. Consolidated inventory held for rent was down approximately $57 million or 20.6% even with the investment in inventory at our third-party distribution centers. This was predominantly driven by the Core which was down $58

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2016 FactSet CallStreet, LLC million or 22.2% driven primarily by tighter controls on idle inventory, lower store count, the benefits of our sourcing changes, and reductions in mobile inventory. At the end of the third quarter, we have approximately $130 million in cash and cash equivalents, and we've reduced our total debt by approximately $240 million this year. We ended the quarter with a leverage ratio of 2.52 times as our more efficient use of working capital and the tax refund has allowed us to accelerate our debt reduction. This leaves us undrawn in our revolver with approximately $580 million of available liquidity. In addition to the leverage, we ended the quarter with a fixed charge ratio of 1.72 times, which is above the 1.5 times covenant as laid out in our recent amendment. We proactively worked with our bank group to lower the fixed charge covenant back to 1.5 times, where it was just at the end of last year before a step up as outlined in the original credit agreement. The amendment also places additional limitations on restricted payments and tightens our senior leverage covenants. We continue to retain the flexibility to reduce junior debt as long as our total leverage ratio remains below 2.5% times. As we look forward to the balance of 2016, we now project the following for the full year assuming a continued reduction in the impact of system-related incidents. Core revenue to be between $2.065 billion and $2.1 billion, Acceptance Now revenues to be between $805 million and $835 million, and consolidated non-GAAP diluted earnings per share of $1.05 to $1.15. With that, I'll turn the call over to Shelby to open the line for your questions. ... QUESTION AND ANSWER SECTION Operator: [Operator Instructions] And your first question comes from Bradley Thomas of KeyBanc Capital. ... Bradley B. Thomas Analyst, KeyBanc Capital Markets, Inc. Q Yes. Thanks. Good morning and thank you for taking my question. I wanted to just ask in terms of the same-store sales in the Core, appreciate all the color around what's going on with the new systems that you have in place. You may not know this for sure, but I guess if you tried to figure out what's going on with the underlying health of the business and health of the customer, what do you think trends look like in that respect? Thank you. ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A Hey, Brad. It's Guy. I think of the Core same-store sales decline, about two-thirds of it, call it 7% to 8% of the decline we think was related to the rollout of the new point of sale system. Some of that was the absorption factor that we expected as a result of coworkers getting used to the new system and the resulting impact of the portfolio of that absorption. But the remainder is related to the outages that both Robert and I referred to in our comments. As for the broader marketplace, we still feel like some of the same issues are impacting our customer. The availability of credit continues to be probably the biggest headwind that the business faces as we also believe the ongoing shift of some of the business from the Core channel to the Acceptance Now channel continues to be an impact to the Core business as well, as well as some other factors that are maybe more specifically related to our

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2016 FactSet CallStreet, LLC business or at least to the unique aspects of our business, some being our footprint in Texas and what's happened there related to oil markets, and then the ongoing recast of our smartphone category that probably faced its most difficult year-over-year lap because last year in the third quarter, this was the peak of sales for the smartphone category just before we took the write-down at the end of the quarter. So, I don't know if that helps, but that's the additional color on what's going on outside the point of sale systems. ... Operator: And your next question comes from Laura Champine of Roe. ... Laura Champine Analyst, Roe Equity Research Q Good morning. Guy, you mentioned that you expected [indiscernible] (22:30) to shift higher in Q4. If you could walk us through why that would happen, and then just give us the charge-off rates for both Core and Acceptance Now, that would be great and super. ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A Yeah. Laura, the – if you – I think, I could hear you. I think you were referring to the Acceptance Now losses. No, we've seen quite a bit of improvement as a result of some of the work we had done over the past quarter and the changes we made to the approval engine back earlier in the year. And so, we still expect that to have a positive impact and we don't see ourselves at all getting back to the levels that we saw in the second quarter. We do think they'll be a little bit higher than they were in the third quarter. Some of that is seasonal. As you know, Laura, we tend to have higher losses in our Acceptance Now business in the fourth quarter versus other quarters, simply because the timing of when we charge-off after 150 days. On the Core side, we're encouraged. Robert talked about some of the improvements we've seen in collections metrics and, of course, a positive by-product of that will be the eventual losses that we'll recognize. And while the system challenges cause those losses to go up in the third quarter, we're encouraged of what we've seen that the absolute charge-off rates in October are back to levels that you would typically expect to see for a fourth quarter. ... Operator: And your next question comes from Kyle Joseph of Jefferies. ... Kyle Joseph Analyst, Jefferies LLC Q Hey. Good morning, guys, and thanks for taking my questions. ... Robert Dale Davis Chief Executive Officer & Director, Rent-A-Center, Inc. A Good morning. ... Kyle Joseph Analyst, Jefferies LLC Q Just at Acceptance Now, it looked like during the quarter, you closed some of the Acceptance Now Directs, whereas the Acceptance Now Staffed store account was relatively flat. Can you just give us an outlook for your growth between those two going forward? ...

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2016 FactSet CallStreet, LLC Robert Dale Davis Chief Executive Officer & Director, Rent-A-Center, Inc. A Sure. As I mentioned in my prepared comments, the manned locations, I think, through the third quarter we had opened around a 100-plus new locations, and that's indicative of the pipeline we continue to see. That is separate and apart from our national account pilots that are marching forward as we speak. So, as it relates to the store closures, particularly on the manned side, we are very adamant about making sure we focus on profitable growth. And we had one of our larger retail partners propose to us some different ways of partnering that for us we felt like was unprofitable and unsustainable. In fact, we had not made money with that partner to-date and so we decided to close a number of those locations. And we're just not going to participate in the irrational behavior that we're seeing in the marketplace from a sustainable business model perspective. As it pertains to Acceptance Now Direct, we are not going to be opening any additional locations other than one- offs for the time being as we stand up these national account pilots. Now, there might be some conversions of existing manned that volumes are low enough that we'll convert to a Direct. But in terms of a robust attempt to grow the Acceptance Now Direct, we're going to pause on that for right now until we get the national accounts stood up. ... Operator: And your next question comes from Darla Casellowa (sic) [Carla Casella] (25:58) of JPMorgan. ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A I think, it's Carla Casella. Right, Carla? ... Carla M. Casella Analyst, JPMorgan Securities LLC Q Holy cow, I never heard that one. That's great though. Glad you're taking my question even as Darla. Let me just ask a question about the – just so you can clarify, can you talk about the changes you made to your credit facility covenants? What's your ability now to either buy – at what point could you buy back shares again? And what's your ability to buy back bonds? ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A So, we have like the same flexibility that existed before the amendment, Carla, exists now, after the amendment in terms of buying back bonds. So as long as we're under 2.5 times total leverage, then we have the complete flexibility to repurchase junior debt. So that remains unchanged from where we were before. In the previous – prior to the credit agreement, we had some ability to buy back shares that we were under 2.5 times on all of the facilities. Of course, we were close to that on the credit agreement. We are still some ways away on some of the junior debt covenants. Now with the amendment, we actually have no ability to buy back shares if we remain at the 1.5 times covenant. We do have the ability to elect to go back to the 1.75 times which then would open up the ability for us to do share repurchase. But at least, at this point right now, we would be restricted from repurchasing shares. ... Operator: And your next question comes from Karru Martinson of Jefferies.

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2016 FactSet CallStreet, LLC Karru Martinson Senior Vice President, Jefferies LLC Q Good morning. Just to follow-up on Darla's – I mean, Carla's question. When we look at that $130 million of cash on the balance sheet and that 2.5 times leverage test, I mean, how should we think about your capital structure going forward here? How will you take advantage of kind of the bond market here where your prices are? And how should we think about if we go forward, let's say, a year of where you feel this company should be at? ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A Karru, we still are focused on getting the overall debt ratio under 2.5 times. That gives us the incremental flexibility we need and would like to have with the business. We do think there's an opportunity to repurchase junior debt, but we do have to be under that 2.5 times to be there. I think, long-term, in sort of the normal course of business, we would like to be under 2.5 times, call it in the 2.25 times leverage, would be an optimal place for us to be. But we also recognize that if there are opportunities for us to improve the business, we'll certainly take advantage of those. Like for example, national accounts, that Robert talked about. If we see an opportunity with one or more of our national account partners, that could require some investment of working capital to stand up a revenue stream that would result in a lot of growth for the business moving forward, we certainly would want to take advantage of that. And with the completely undrawn revolver, we have the flexibility to do so. But on a steady state, we'd like to be under that 2.5 times so that we have complete flexibility to do national accounts, repayment of junior debt, other investments in the business or share repurchase in the long- term. ... Operator: And you next question comes from William Reuter of Bank of America Merrill Lynch. ... William Michael Reuter Analyst, Bank of America Merrill Lynch Q Good morning. ... Robert Dale Davis Chief Executive Officer & Director, Rent-A-Center, Inc. A Good morning. ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A Good morning. ... William Michael Reuter Analyst, Bank of America Merrill Lynch Q I guess I was curious given all the challenges that retailers are having to generate traffic, whether you guys are hearing of increasing opportunities for the Acceptance Now segment in terms of, I guess looking forward the next 12 months to 18 months kind of new partnerships? ... Robert Dale Davis Chief Executive Officer & Director, Rent-A-Center, Inc. A

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2016 FactSet CallStreet, LLC Yeah. I think that as we have built the pipeline, there are a number of retailers that are becoming more and more aware of this opportunity to serve financially-constrained or credit-constrained consumers. An offering like Acceptance Now being introduced into their environment and serving their customers is certainly something very appealing to them. And so, from my perspective, that awareness level and that appreciation for serving customers that maybe they traditionally weren't able to, is growing more and more by the day. And I think that just speaks to the opportunity that we've discussed before on prior calls about this marketplace within traditional retail environments being a $20 billion to $25 billion opportunity. And certainly, we're positioning ourselves for that opportunity, and poised to take advantage of it starting very soon. ... Operator: And your next question comes from Hale Holden of Barclays. ... Hale Holden Analyst, Barclays Capital, Inc. Q Good morning. Thanks for taking the call. I just had two quick ones. The first one is, with the downdraft in sales in the Core and the inventory on rent down, can you just remind us kind of how the model works? And how many quarters it would take for you to kind of work back through to growth in inventory on rent? And k ind of where – like how far out EBITDA would trough from kind of the missteps this quarter? And then the second question I had is on the new Internet sales initiative. With your comment on getting new customers there, can you give us a sense of if there's a difference in credit quality from those customers who are kind of new to the offer. If they're different from the Core, better, worse, or kind of the same? Thanks. ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A Okay. On the inventory on rent, as Robert mentioned, one of the key aspects of the clearance event that we did in the third quarter was to set us up to take advantage of the opportunity to rebuild the portfolio of inventory on rent as quickly as possible. In the business, typically, it's in the fourth quarter, early in the first quarter where we're able to capture that portfolio growth opportunity best. And as a result, we wanted to be in a position where our inventory was as strong as it could be, with as high a percent of new product as we could, and we've made progress on both those fronts as a result of moving on a lot of previously rented inventory during the clearance. How long it will take to rebuild the portfolio? I mean, we've seen for stores that received the new system late last year, by the end of the second quarter on the last call, Robert talked about how some of those stores had seen our portfolio grow back now to being where it was in the prior year and even up a little bit. So, we certainly feel like it will take, call it, two quarters to three quarters for us to rebuild the portfolio. But clearly, the fourth quarter here and the start of the first quarter is very important, that's why we wanted to put our inventory in the best position possible, and we feel like we've done that. ... Robert Dale Davis Chief Executive Officer & Director, Rent-A-Center, Inc. A As it pertains to the e-commerce initiative, from a credit quality perspective, from the end consumer, we certainly believe that they are a little bit better quality than our Core customers that's being served inside of our rent -to-own brick and mortar environment for a couple of reasons, and some metrics I'll share with you. One, this is a required transaction from an electronic payment standpoint, and we do serve customers within the brick and mortar environment that are cash-only customers and don't have access to any form of electronic payment.

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2016 FactSet CallStreet, LLC So, by virtue of that, we believe that the quality of the customers are a little bit higher. And we are seeing the average price per ticket be a little bit higher than the Core business too. And so, perhaps they have a little bit more ability to pay a higher amount, and so those couple of reasons. We believe the quality of customer we're serving through the e-commerce platform is the tip of what we see in a traditional environment. ... Hale Holden Analyst, Barclays Capital, Inc. Q Thank you very much. ... Operator: Your next question comes from Dillard Watt of Stifel. ... Dillard Watt Analyst, Stifel, Nicolaus & Co., Inc. Q Thanks. Guy, I was wondering if you could just give us what the skip-stolens were for both Core and Acceptance Now during the quarter. And then, you mentioned that October was improved, last six weeks have been improved – maybe – in just the Core – maybe, how much better in terms of, maybe, basis points are we now versus where you peaked out, say, two months ago? ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A All right. The third quarter [indiscernible] (35:01), I think I referred to it in my prepared comments, it was 4.7% which is, of course, higher than we typically run in that corridor of somewhere between 2.5% and 3.5% is where we typically run. So, that's up quite a bit over last year, but not entirely unexpected given some of the collections challenges we have. The fourth quarter, at least historically, has performed similarly to Q2 in absolute levels, maybe slightly higher. And so, in terms of where we think it'll normalize, we think it'll be similar to maybe slightly higher than a typical fourth quarter might be, which last year the fourth quarter was 80 basis points better than the third quarter was. So, in terms of absolute specifics, I don't think we want to share those right now other than just to say that I think when we look at the fourth quarter number, it won't look much different than typical fourth quarters do when we end up getting to the number at the end of the day. On the Acceptance Now side, the charge-offs were 8.4%. That's probably the best number we've put up since the third quarter a year ago, and up only 20 basis points from where it was last year. So, we feel really good about the progress that we've made there. Again, the fourth quarter at least for the last four years now, even five years, has always been the highest quarter for Acceptance Now losses in absolute terms just because of seasonality, and we certainly expect that will be the case again this coming year. And we do expect to still be up on a year-over-year basis from the 10.5% we were in the fourth quarter last year. Maybe not quite as good as it was in the third quarter, but nowhere near approaching where we were on a year-over-year basis in the second quarter. Hopefully that helps. ... Operator: [Operator Instructions] Your next question comes from Grant Jordan of Wells Fargo. ...

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2016 FactSet CallStreet, LLC Grant Jordan Analyst, Wells Fargo Securities LLC Q Good morning. Thanks for taking the questions. Just some follow-ups on the systems. Can you give us some specific examples of how the [ph] PR (37:17) system is weighing on same-store sales, like what's happening on the stores? And then, two, what is the specific system that you upgraded to? ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A So, Grant, I'll do the second one first. It's a proprietary in-house developed system. There just simply isn't really off-the-shelf products for the rent-to-own industry like there might be in other retail industries. So, we developed the system ourselves. In terms of how things affect same-store sales specifically, again, we're a little bit different business than typical retail where you simply make the sale at the time of sale and then you don't have to worry about any ongoing revenue stream, we do, and our ongoing revenue stream is part of our sales in addition to new agreement origination. And so, when we struggle with collections or get behind on collections, it's very difficult for our customers to catch up. And so, when they fall behind and don't make a payment, that impacts our sales because that's a decline in the ongoing revenue stream. And then, if they get so far behind that we end up having to pick up the product as we tend to do sometimes when customers can't pay, we also then lose the ongoing revenue stream of that product, and until we're able to put that product back on rent or another product back on rent, we lose the revenue stream moving forward. So, that's the biggest impact to sales. The initial collections that we're not doing and then the loss of the revenue stream when the product comes out of the portfolio. ... Grant Jordan Analyst, Wells Fargo Securities LLC Q So, specifically like when the customers try to make their payment, they weren't able to or like how were they not able to make their payments? ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A Yeah. That certainly happened on occasion, Grant, but it often was the case that for the hundreds of calls that happen during any given week in our stores were on collections, whether it's to get customers back on track or to remind them to make a payment. If we have system challenges that don't allow us to make all those calls in a given day or to be not as productive making those calls as we might otherwise be, that components of customers that don't get that call on a regular basis start to fall behind and then it becomes very difficul t for them to catch up. And so that's really what causes then a customer to have to pay two weeks or three weeks when they fall behind. They struggle doing that. They end up having to give us back the product and as a result, the sales are impacted. That's the primary reason why we were in the situation that we were in. ... Grant Jordan Analyst, Wells Fargo Securities LLC Q Okay. And in terms of like being where you want to be with being able to make those calls. How would you describe that today? ...

Rent-A-Center, Inc. (RCII) Q3 2016 Earnings Call Corrected Transcript 27-Oct-2016 1-877-FACTSET www.callstreet.com 14 Copyright © 2001-2016 FactSet CallStreet, LLC Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A Well, I think we're now three months away from the rollout that we completed at the end of June. So, our coworkers are much more familiar now with the system than they were before and I think that's showing up in the numbers, as Robert mentioned that the improved collection metrics that we've seen. As we move forward the key now will be to minimize or hopefully eliminate the outages that we've been seeing and it's something that Robert said we're working very hard at in order to provide that sort of stability so that we can now capture this more productive coworker usage of the new system. If we can avoid some of the outages that we've seen, we believe that the our coworkers are now at the point where they're certainly much more productive on doing collections than they were previously. ... Grant Jordan Analyst, Wells Fargo Securities LLC Q Okay. Great. Thank you. ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A Thank you, Grant. ... Operator: And you have a follow-up question from Carla of JPMorgan. ... Carla M. Casella Analyst, JPMorgan Securities LLC Q Hi. Did you say how much the gross margin was impacted by the clearance specifically? And was that finished in third quarter or will it trail into fourth? ... Guy J. Constant Executive Vice President – Finance, Chief Financial Officer and Treasurer, Rent-A-Center, Inc. A Yeah. We didn't say that, Carla. Although, we had been tracking about 20 basis points of sequential improvement every quarter since the rollout of the new sourcing initiatives. So, we've been up 20 basis points in the fourth quarter, 40 basis points in the first quarter, 60 basis points in the second quarter, although in total we were up 120 basis points in the second quarter, but about 60 basis points of that was related to the sourcing event. So, I would have expected that we would have been, call it, 60 basis points to 80 basis points up in the Core had it not been for the clearance of that. And so, it did have an impact on gross margins as a result. And of course now, some of those items are in our portfolio. So, they certainly will continue to have an impact moving forward. But we're also in a much better position in terms of percent new moving into the fourth quarter. So, items that we add to the portfolio now should have a disproportionally positive impact moving forward. So, I wouldn't want to suggest that what happened in Q3 will carry over and be the case again in Q4. I think we're well-positioned now as a result of the higher percent new to improve upon the gross margin number that we delivered in the third quarter. ... Carla M. Casella Analyst, JPMorgan Securities LLC Q Great. Thanks.

Rent-A-Center, Inc. (RCII)
Q3 2016 Earnings Call
Corrected Transcript
27-Oct-2016

Operator: And your last question is a follow-up question from William Reuter of Bank of America Merrill Lynch.

William Michael Reuter Q
Analyst, Bank of America Merrill Lynch

Just a follow-up question on the retail partner that you noted was offering, I guess, a deal for you guys that would've been an unprofitable relationship. I was curious whether they have chosen to go alone or whether they've gone with other partners, and whether you guys are seeing an increase in retailers that might be trying to offer some of these services of rent-to-own on their own?

Robert Dale Davis A
Chief Executive Officer & Director, Rent-A-Center, Inc.

We have not seen instances of retail partners wanting to do this on their own. Certainly, there are other alternatives to Acceptance Now out in the marketplace. None that serves customers to the level and degree that we do by having human beings and coworkers in stores to help overcome objections and explain the rental transaction and really nurture the consumer from end-to-end on the process, as well as take the burden off the retail partner by being available to explain the transaction to the consumer. And so, from our perspective, albeit there is heightened competition in the marketplace, we still continue to believe in our manned model as we march forward.

Having said that, not seeing retail partners doing this themselves, in this instance in the one case I referred to, that retail partner is issuing an RFP to other competitors and ourselves, and we, frankly, just chose not to participate given the irrational requirements that they were asking for us to acquiesce to. And so, again, as we sit here today and we're poised for growth in Acceptance Now, a firm proponent of the approach we're taking, and I'm excited about our national accounts approach as well as the other manned locations we've opened year-to-date.

William Michael Reuter Q
Analyst, Bank of America Merrill Lynch

Thank you.

Robert Dale Davis A
Chief Executive Officer & Director, Rent-A-Center, Inc.

Thank you.

Operator: There are no further questions. Mr. Robert Davis, please go ahead with your closing remarks.

Robert Dale Davis
Chief Executive Officer & Director, Rent-A-Center, Inc.

Thank you, Shelby, and thank you, everyone, for joining us today. Appreciate your interest, your time, your attention, and your support. Certainly, a challenging third quarter related to our systems issues that, unfortunately, had a material impact in Q3. As I indicated in my prepared comments, I'm encouraged by current tone of business trends we're seeing. And this important fourth quarter, in my opinion, is going to be very productive for us. So, I look forward to reporting back those results next quarter. Thank you.

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Rent-A-Center, Inc. (RCII)
Q3 2016 Earnings Call
Corrected Transcript
27-Oct-2016

Operator: This concludes today's conference call. You may now disconnect.

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